EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix Insight Funds Trust
File Number: 811-7447
Registrant CIK Number: 0001003859

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Series 1

72DD1/72DD2
Class A  78, Class C 5, Class I 8531

73A1/73A2
Class A $0.480, Class C $0.408, Class I $ 0.504

74U1/74U2
Class A 126, Class C 28, Class I 14854

74V1/74V2
Class A $ 9.69, Class C $ 9.69, Class I $ 9.69


Series 2

72DD1/72DD2
Class A  650, Class C 7, Class I 7060

73A1/73A2
Class A $0.408, Class C $0.326, Class I $ 0.435

74U1/74U2
Class A 1451, Class C 40, Class I 14732

74V1/74V2
Class A $ 10.78, Class C $ 10.78, Class I $ 10.78

Series 3

72DD1/72DD2
Class A  2814, Class C 7, Class I 3110

73A1/73A2
Class A $0.411, Class C $0.334, Class I $ 0.437

74U1/74U2
Class A 5807, Class C 72,  Class I 6710

74V1/74V2
Class A $ 10.36, Class C $ 10.36, Class I $ 10.36


Series 5

72DD1/72DD2
Class A  77, Class C 0, Class I 1306

73A1/73A2
Class A $0.163, Class C $0.019, Class I $ 0.219

74U1/74U2
Class A 500, Class C 12,  Class I 5965

74V1/74V2
Class A $ 20.51, Class C $ 20.44, Class I $ 20.84


Series 6

72DD1/72DD2
Class A  8, Class C 0, Class I 30

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 3967, Class C 50,  Class I 8497

74V1/74V2
Class A $ 12.50, Class C $ 12.31, Class I $ 13.23


Series 9

72DD1/72DD2
Class A  248, Class C 5, Class I 1635

73A1/73A2
Class A $0.306, Class C $0.190, Class I $ 0.345

74U1/74U2
Class A 817, Class C 22,  Class I 5006

74V1/74V2
 Class A $ 14.26, Class C $ 14.26, Class I $ 14.30


Series 11

72DD1/72DD2
Class A  94, Class C 0, Class I 621

73A1/73A2
Class A $0.090, Class C $0.00, Class I $ 0.210

74U1/74U2
Class A 1155, Class C 8,  Class I 2984

74V1/74V2
Class A $ 30.72, Class C $ 30.39, Class I $ 31.11


Series 13

72DD1/72DD2
Class A  29, Class C 1, Class I 1345

73A1/73A2
Class A $0.060, Class C $0.060, Class I $ 0.088

74U1/74U2
Class A 1185, Class C 39,  Class I 19767

74V1/74V2
 Class A $ 9.80, Class C $ 9.69, Class I $ 10.08







Series 15

72DD1/72DD2
Class A  47606, Class I 156866, Exchange Class  24831

73A1/73A2
Class A $0.048, Class I $ 0.052, Exchange Class $0.052

74U1/74U2
Class A 1169354, Class I 2805460, Exchange Class 362626

74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00


Series 17

72DD1/72DD2
Class A  211, Class C 0, Class I 3277

73A1/73A2
Class A $0.141, Class C $0.021, Class I $ 0.180

74U1/74U2
Class A 1589, Class C 49,  Class I 19547

74V1/74V2
 Class A $ 14.06, Class C $ 14.04, Class I $ 13.94


Series 18

72DD1/72DD2
Class A  203, Class C 7, Class I 9767

73A1/73A2
Class A $0.406, Class C $0.331, Class I $ 0.431

74U1/74U2
Class A 451, Class C 32,  Class I 21361

74V1/74V2
Class A $ 10.05, Class C $ 10.05, Class I $ 10.05









Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 33, Class C 11,  Class I 1921

74V1/74V2
 Class A $ 13.23, Class C $ 13.08, Class I $ 13.29


Series 22

72DD1/72DD2
Class A  394, Class C 9, Class I 4115

73A1/73A2
Class A $0.864, Class C $0.772, Class I $ 0.895

74U1/74U2
Class A 454, Class C 12,  Class I 4040

74V1/74V2
 Class A $ 11.87, Class C $ 11.87, Class I $ 11.87